                                                                  EXHIBIT 10.10
                                                                 CONFORMED COPY

         FIRST AMENDMENT, dated as of July 14, 1997 (this "AMENDMENT"), to the Credit and Guarantee Agreement, dated as of March 31, 1997 (the "CREDIT AGREEMENT"), among SOUTHERN PERU COPPER CORPORATION, a Delaware Corporation (the "PARENT"), SOUTHERN PERU LIMITED, a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties to the Credit Agreement (collectively, the "LENDERS"); individually, a "LENDER"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), THE CHASE MANHATTAN BANK, as Documentation Agent for the Lenders, CITICORP SECURITIES, INC., as Syndication Agent, and DEUTSCHE BANK AG, NEW YORK BRANCH, as Security and Collateral Agent for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, pursuant to subsection 8.6(b) of the Credit Agreement (as waived pursuant to the Waiver, dated as of May 30, 1997), the Borrower has agreed to amend the Credit Agreement on or prior to July 15, 1997 to include any representations and warranties, covenants or events of default applicable to the Series A Secured Export Notes which are more favorable to the holders of such Series A Secured Export Notes than those contained in the Credit Agreement;

         WHEREAS, the Borrower and the Lenders have agreed upon the amendments to be made in order for the Borrower to comply with subsection 8.6(b) of the Credit Agreement; and

         WHEREAS, the Borrower has requested an amendment to subsection 8.5 of the Credit Agreement and certain amendments to the Collateral Trust Agreement, and the Lenders wish to take certain action in respect of the Collateral Trust Agreement, all as provided herein;

         NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows;

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

         2. Amendments to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting the definition of "Blocked Collections", "Ilo Smelter" and "Ilo Refinery" in their entireties and substituting in lieu thereof the following new definitions:

         "BLOCKED COLLECTIONS": at any time, (a) if the Outstanding Principal Amount is less than $300,000,000 at such time, 100% of the Collections transferred to the Credit Facility Collateral Account pursuant to the Collateral Trust Agreement, (b) if the Outstanding Principal Amount is less than or equal to $500,000,000 but greater than or equal to $300,000,000 at such time, 75% of the Collections transferred to the Credit Facility Collateral Account pursuant to the Collateral Trust Agreement and (c) if the Outstanding Principal Amount is greater than $500,000,000 at such time, 50% of the Collections transferred to the Credit Facility Collateral Account pursuant to the Collateral Trust Agreement. Such percentages shall be calculated following funding of the Credit Facility Reserve Account to the extent necessary to cause the amount on deposit in the Credit Facility Reserve Account to be equal to the Required Balance at such time.

         "ILO REFINERY" means the copper refinery located in Ilo, Peru, including, without limitation, the essential buildings, structures and equipment and the processing and other concessions relating thereto.

         "ILO SMELTER" means the copper smelter located in Ilo, Peru, including, without limitation, the essential buildings, structures and equipment and the process and other concessions relating thereto.

                  (b) by adding the words "after March 31, 1997" after the word "change" the first time such word appears in clause (iii) of the definition of "Consolidated Net Worth";

                  (c) by (i) deleting the word "and" after clause (b) of the first sentence of the definition of "Indebtedness" and (ii) adding a new clause after such clause (c) to read in its entirety as follows:

                  "and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof";

                  (d) by adding the words "or replaced" after the word "amended" in the definition of "PAMA";

                  (e) by deleting the words "by more than 30 days" appearing in clause (c) of the definition of "Permitted Principal Property Liens";




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
                  (f) by adding the following definitions in the proper alphabetical order:

                  "ANNUAL SALES CERTIFICATE": as defined in subsection 8.10.

                  "CERTIFIED EXPORT SALES": as defined in subsection 8.10.

                  "COPPER SUBSIDIARY": as defined in subsection 8.11.

                  "DOMESTIC PERCENTAGE": as defined in subsection 8.10.

                  "DOMESTIC SALES": as defined in subsection 8.10.

                  "EXCESS DOMESTIC PERCENTAGE": as defined in subsection 8.10.

                  "RESTRICTED PAYMENTS": as defined in subsection 8.5.

                  "TOTAL SALES": as defined in subsection 8.10.

         3. Amendments to Section 7. Section 7 of the Credit Agreement is hereby amended by adding a new subsection at the end of such Section to read in its entirety as follows:

                  "7.10 Preservation of Security Interest. The Borrower shall, at its own cost and expense, make all filings and recordings in the United States, Peru, if any, and any other applicable jurisdictions (including, without limitation, financing statements and continuation statements) and take all other steps in the United States, Peru, if any, and any other applicable jurisdictions necessary to preserve, perfect and protect the Collateral Trustee's interest in the Collateral (as defined in the Collateral Trust Agreement) and the Administrative Agent's interest in the Credit Facility Collateral (as defined in the Collateral Account Agreement), and will defend, at its own cost and expense, the right, title and interest of the Collateral Trustee in and to the Collateral (as defined in the Collateral Trust Agreement) and the right, title and interest of the Administrative Agent in and to the Credit Facility Collateral (as defined in the Collateral Account Agreement)."

         4. Amendments to Section 8. Section 8 of the Credit Agreement is hereby amended as follows:




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
                  (a) by deleting the words "all or substantially all of the assets constituting" appearing in subsection 8.4;

                  (b) by deleting the proviso in subsection 8.5 and substituting in lieu thereof the following:

                  "other than in connection with employee benefit or stock award plans (whether now existing or hereafter created) in the ordinary course of business (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), provided that long as no Event of Default shall have then occurred and be continuing or would result therefrom, the Parent may make Restricted Payments in an amount equal to 50% of Consolidated Net Income for any fiscal quarter so long as such Restricted Payments are paid on or before June 30 of the fiscal year next succeeding the fiscal year in which such Consolidated Net Income was earned";

                  (c) by adding the words "or Blocking Event" after the words "Event of Default" appearing in paragraph (a) of subsection 8.9; and

                  (d) by adding two new subsections at the end of such Section to read in their entireties as follows:

                  "8.10 Export Sales. On or prior to January 15 of each calendar year, the Borrower shall deliver to the Collateral Trustee and the Administrative Agent a certificate of Responsible Officer (the "Annual Sales Certificate") certifying for such calender year (i) the budgeted amount of short tons of Copper to be sold to customers located within Peru (other than sales effected through any Peruvian Governmental Authority to customers located outside Peru) ("Domestic Sales"), (ii) the budgeted amount of short tons of Copper to be sold to customers located outside Peru (including sales effected through any Peruvian Governmental Authority to customers located outside Peru, but excluding Copper to be sold under Excluded Export Contracts for such year) (the "Certified Export Sales") and (iii) the aggregate budgeted amount of short tons of Copper to be sold pursuant to Excluded Export Contracts (the sum of clauses (i), (ii) and (iii) (the "Total Sales")). If, in any calendar year when the Certified Export Sales are less than 320,000 short tons, the ratio of Domestic Sales to Total Sales, expressed as a percentage (the "Domestic Percentage") exceeds 20% (such percentage, to the extent exceeding 20%, shall




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
         hereinafter be referred to as the "Excess Domestic Percentage"), then the Program Amount in effect for such year shall be reduced for such year by an amount equal to the product of the Excess Domestic Percentage and the Program Amount which would otherwise have been in effect on the first day of such year (after giving effect to the application of Section 2.02 of the Collateral Trust Agreement). If during any calendar year the Borrower becomes aware that the Domestic Percentage will be increased as a result of an increase in Domestic Sales in excess of the budgeted amount set forth on the Annual Sales Certificate previously delivered for such calendar year (calculated on a pro rata basis for the portion of the calendar year remaining) and the Domestic Percentage will, as a result thereof, exceed 20% (or increase further above 20%), then, within 5 Business Days of becoming so aware, the Borrower shall deliver to the Collateral Trustee and the Administrative Agent a certificate of a Responsible Officer in replacement for the Annual Sales Certificate previously delivered and the Program Amount shall be recalculated on a pro rata basis as set forth in the preceding sentence for the remainder of the calendar year; provided, however, that for purposes of this sentence the increase in Domestic Sales shall be deemed to equal the amount by which the increase in Domestic Sales exceeds the increase, if any, in the amount of the Total Sales, each as set forth in the Annual Sales Certificate previously delivered for such calendar year.

                  8.11 Subsidiaries. In the event that any direct or indirect Subsidiary (other than the Borrower) of the Parent sells Copper (which is produced at any of the Principal Properties or the SX/EW Facility (as defined in the Collateral Trust Agreement) from copper mined or leached at any of the Principal Properties or from purchased copper (each such Subsidiary, a "Copper Subsidiary")), the Parent shall cause, immediately after any such sale, each Copper Subsidiary to enter into a supplement or amendment to the Collateral Trust Agreement to grant a security interest to the Collateral Trustee (for the benefit of the Secured Parties) in such Copper Subsidiary's Export Contracts, Export Receivables and Proceeds thereof and any other interests described in
         Section 2.01(a) of the Collateral Trust Agreement and to take the other actions with respect to such Copper Subsidiary's Export Receivables, Export Contracts and Proceeds thereof required to be taken by the Issuer under the Collateral Trust Agreement with respect to Export Receivables, Export Contracts and the Proceeds thereof, including, without limitation, the notification obligations and obligations with respect to Acknowledgments set forth in Section 3.02 of the Collateral Trust Agreement, and the obligations to perfect the security interest granted under the Collateral Trust Agreement."




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
         5. Amendments to Section 9. Section 9 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting clause (ii) of paragraph (c) of subsection 9.1 and substituting in lieu thereof the following:

                  "(ii) subsection 8.2(a) or 8.2(c) and such default under subsection 8.2(a) or 8.2(c) shall continue unremedied (x) in the case of a Lien created, incurred or assumed by the Borrower or the Parent in violation of such subsections, for 10 days after the earlier of the day on which the Borrower or the Parent receives written notice thereof or the day on which a Responsible Officer of the Borrower or the Parent first obtains knowledge thereof and (y) in the case of a Lien permitted to exist in violation of such subsections, for 45 days after the earlier of the day on which a Responsible Officer of the Borrower or the Parent receives written notice thereof or the day on which the Borrower or the Parent first obtains knowledge thereof":

                  (b) by adding the word "or" at the end of paragraph (k) of subsection 9.1;

                  (c) by adding a new paragraph after paragraph (k) of subsection 9.1 to read in its entirety as follows:

                  "(l) it becomes unlawful for the Borrower or the Parent to perform any of its obligations under this Agreement or any other Loan Document if the failure to so perform would result in a Material Adverse Effect; the Obligations cease to be valid, binding and enforceable in accordance with their terms or the binding effect or enforceability thereof shall be contested by the Borrower or the Parent; or the Borrower or the Parent shall deny in writing or by public announcement that it has any further liability or obligation hereunder or in respect hereof;"; and

                  (d) by adding a proviso at the end of the first sentence of subsection 9.2 to read in its entirety as follows:

                  "; provided that, in the event that any Collections are retained in any SENS Collateral Account solely as a result of a Debt Service Retention Event (as defined in the Indenture, dated as of May 30, 1997 (the "Indenture"), among the Borrower, the Parent and




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
                  Citibank, N.A., as trustee, relating to the Secured Export Notes), the Collateral Agent shall retain the Blocked Collections in the Credit Facility Collateral Account as additional collateral for the Obligations pursuant to the Collateral Account Agreement for so long as Collections are being retained in any SENS Collateral Account as a result of such Debt Service Retention Event and, upon the release or application of such Collections from such SENS Collateral Account, the Collateral Agent shall, so long as no Default or Event of Default shall have then occurred and be continuing and so long as no Blocking Event (other than as a result of such Debt Service Retention Event) shall have then occurred and be continuing, use the Blocked Collections so retained in the Credit Facility Collateral Account to make any payment then due and payable hereunder in respect of the principal of or interest on the Loans or, if no such amount is then due and payable, shall release such Blocked Collections to the Borrower".

         6. Amendment to Collateral Trust Agreement; Direction to Collateral Trustee. (a) The Lenders hereby consent to the amendment of the Collateral Trust Agreement substantially in the form set forth in Exhibit A hereto.

                  (b) The Lenders hereby authorize the Administrative Agent, in its discretion, to direct the Collateral Trustee to make the transfer of funds required pursuant to the second sentence of Section 3.02 of the Collateral Trust Agreement as of 3:00 P.M. on every Business Day with respect to funds then on deposit in the Collection Account rather than as of the opening of business of such Business Day as currently specified in such sentence.

         7. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by the Parent, the Borrower and the Required Lenders.

         8. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specified subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of any Agent's or Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or




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
not such other provisions or compliance with such subsection for another date or time period are affected by the circumstances addressed in this Amendment).

         9. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Borrower and the Administrative Agent.

         11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.




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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                    SOUTHERN PERU COPPER CORPORATION


                                    By: /s/ Thomas J. Findley
                                        ----------------------------------------
                                    Title:  Treasurer


                                    SOUTHERN PERU LIMITED


                                    By: /s/ Thomas J. Findley
                                        ----------------------------------------
                                        Title:  Treasurer


                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Administrative Agent and as a Lender


                                    By: /s/ Kathryn Collins
                                        ----------------------------------------
                                        Title:  Vice President


                                    THE CHASE MANHATTAN BANK, as
                                      Documentation Agent and as a Lender


                                    By: /s/ James H. Ramage
                                        ----------------------------------------
                                        Title:  Vice President


                                    CITIBANK N.A., as a Lender


                                    By: /s/ Raymond G. Dunning
                                        ----------------------------------------
                                        Title:  Managing Director

                                    CREDIT SUISSE FIRST BOSTON


                                    By: /s/ Drew von Glahn
                                        ----------------------------------------
                                        Title:  Director

                                    Title: Director

                                    By: /s/ Clemens Kramer
                                        ----------------------------------------
                                        Title:  Associate


                                    DEUTSCHE BANK AG, NEW YORK BRANCH, as
                                       Collateral Agent and as a Lender


                                    By: /s/ Richard G. Reeves
                                        ----------------------------------------
                                        Title:  Vice President


                                    By: /s/ Daniel C. Cillie
                                        ----------------------------------------
                                        Title:  Assistant Vice President


                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    By: /s/ Stephen B. King
                                        ----------------------------------------
                                        Title:  Authorized Signatory


                                    THE BANK OF NOVA SCOTIA


                                    By: /s/ J. Alan Edwards
                                        ----------------------------------------
                                        Title:  Authorized Signatory

                                    DRESDNER BANK LUXEMBOURG S.A.

                                    By: /s/ H. Rabelt
                                        ----------------------------------------
                                        Title:  Authorized Signature

                                    By: /s/ K. Diederich
                                        ----------------------------------------
                                        Title:  Assistant Manager Loans


                                    BANCO BILBAO VIZCAYA, NEW YORK BRANCH

                                    By: /s/ John Martin Caneras
                                        ----------------------------------------
                                        Title:  Vice President

                                    By: /s/ Alejandro Lorca
                                        ----------------------------------------
                                        Title:  Vice President


                                    BANCO CONTINENTAL


                                    By: /s/ Alfonso Zarate Rivas
                                        ----------------------------------------
                                        Title:  Central Manager

                                    By: /s/ Enrique Hermosa Hoyle
                                        ----------------------------------------
                                        Title:  Central Manager


                                    BANQUE NATIONALE DE PARIS


                                    By: /s/ Eva Millas Russo
                                        ----------------------------------------
                                        Title:  Vice President

                                    By: /s/ Sally S. Hammer
                                        ----------------------------------------
                                        Title:  Vice President

                                    CREDIT LYONNAIS


                                    By: /s/ Richard Garcia
                                        ----------------------------------------
                                        Title:  Senior Vice President

                                    SOCIETE GENERALE, NEW YORK BRANCH


                                    By: /s/ Michelle Vensel
                                        ----------------------------------------
                                        Title:  Vice President

                                    By: /s/ Karen M. Sager
                                        ----------------------------------------
                                        Title:  Vice President

                                    BANCO DE CREDITO DEL PERU



                                    By: /s/ Jesus Zamora Leon
                                        ----------------------------------------
                                        Title:  Managing Director


                                    WESTDEUTCHE LANDESBANK GIROZENTRALE


                                    By: /s/ Richard J. Pearse
                                        ----------------------------------------
                                        Title:  Managing Director

                                    By: /s/ Arminee Bowler
                                        ----------------------------------------
                                        Title:  Associate


                                    CIBC INC.


                                    By: /s/ Timothy E. Doyle
                                        ----------------------------------------
                                        Title:  Managing Director
                                                  CIBC Wood Gundy
                                                Securities Corp., as agent


                                    BANKERS TRUST COMPANY


                                    By: /s/ Stephen P. Haley
                                        ----------------------------------------
                                        Title:  Managing Director

                                    BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                    By: /s/ Alan Loisy
                                        ----------------------------------------
                                        Title:  First Vice President

                                    By: /s/ Richard J. Wernli
                                        ----------------------------------------
                                        Title:  Assistant Vice President


                                    BANCO LATINOAMERICANO DE EXPORTACIONES, S.A.


                                    By: /s/ Irene Arrocha de Carrizo
                                        ----------------------------------------
                                        Title:  Assistant Vice President


                                    By: /s/ Daniel Casal
                                        ----------------------------------------
                                        Title:  Senior Vice President


                                    BANQUE INDOSUEZ


                                    By: /s/ S. de Beaufort
                                        ----------------------------------------
                                        Title:  First Vice President


                                    By: /s/ M. Annez de Taboada
                                        ----------------------------------------
                                        Title:  Vice President


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By: /s/ Sylvia Noriega
                                        ----------------------------------------
                                        Title:  Director

                                    BANQUE SUDAMERIS MIAMI AGENCY


                                    By: /s/ Kenneth Granberry
                                        ----------------------------------------
                                        Title:  First Vice President &
                                                  Deputy Manager

                                    By: /s/ Efrain Lopez
                                        ----------------------------------------
                                        Title:  Assistant Vice President


                                    GENERALE BANK


                                    By: /s/ Paul Cardoen
                                        ----------------------------------------
                                        Title:  Senior Vice President


                                    By: /s/ E. Matthews
                                        ----------------------------------------
                                        Title:  Senior Vice President


                                    ROYAL BANK OF CANADA


                                    By: /s/ Peter D. Steffen
                                        ----------------------------------------
                                        Title:  Senior Manager

                                    BANQUE WORMS CAPITAL CORPORATION

                                    By: /s/ M. Fleming
                                        ----------------------------------------
                                        Title: Vice President and General
                                                 Counsel

                                    By: /s/ Frederick Gamet
                                        ----------------------------------------
                                        Title: Senior Vice President

                                    RAIFFEISEN ZENTRALBANK DEUTERREICH AG

                                    By: /s/ Robert L. Montarr
                                        ----------------------------------------
                                        Title: Vice President

                                    By: /s/ John A. Valiska
                                        ----------------------------------------
                                        Title: Vice President